J.P. Morgan 2019 Global High Yield & Leveraged Finance Conference President & CEO, Mary Berner EVP, CFO & Treasurer, John Abbot February 26, 2019

SAFE HARBOR STATEMENTS Forward-Looking Statements: Certain statements in this presentation may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Such statements are statements other than historical fact and relate to our intent, belief or current expectations, primarily with respect to our future operating, financial and strategic performance. These statements generally are accompanied by words such as “intend,” “anticipate,” “believe,” “estimate,” “project,” “target,” “plan,” “expect,” “will,” “should,” “would” or similar statements. Any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ from those contained in or implied by the forward looking statements as a result of various factors including, but not limited to, risks and uncertainties relating to our abilitytocontinueto execute our turnaround strategy; our ability to access borrowings under our revolving credit facility; our ability from time to time to renew one or more of our broadcast licenses; changes in interest rates; changes in the fair value of our investments; the timing of, and our ability to complete, any acquisitions or dispositions pending from time to time; costs and synergies resulting from the integration of any completed acquisitions; our ability to effectivelymanagecosts; our ability to effectively drive and manage growth; the popularity of radio as a broadcasting and advertising medium; changing consumer tastes; the impact of general economic conditions in the United States or in specific markets in which we currently do business; industry conditions, including existing competition and future competitive technologies and the cancellation, disruption or postponement of advertising schedules in response to national or world events; our ability to generate revenues from new sources, including local commerce and technology-based initiatives; the impact of regulatory rules or proceedings that may affect our business or any acquisitions; the fair value of our FCC broadcast licenses and goodwill from time to time; or other risks identified from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2017 and any subsequent filings. Many of these risks and uncertainties are beyond our control, and the unexpected occurrence or failure to occur of any such events or matter could significantly alter the actual results or our operations or financial condition. Cumulus Media Inc. assumes no responsibility to updateanyforward- looking statement as a result of new information, future events or otherwise. Non-GAAP Measures: In addition to U.S. GAAP financial measures, this presentation includes certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP and may differ from non-GAAP measures used by other companies in our industry. The Company considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company, exclusive of unusual events, as well as factors that do not directly affect what we consider to be our core operating performance. Non-GAAP results are presented for supplemental informational purposes only for understanding the Company’s operating results and should not be considered a substitute for financial information presented in accordance with GAAP, and may differ from similar measures presented by other companies. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure set forth in the Appendix to this presentation. Third-Party Data: This presentation contains statistical data that we obtained from industry publications and reports generated by third parties. Although we believe that the publications and reports are reliable, we have not independently verified this statistical data and accordingly we cannot guaranteetheir accuracy or completeness. 2

CUMULUS MEDIA connects with 245 million people each week across multiple platforms with premium content from a portfolio of exclusive, proprietary and licensed programming including leading sports, news and entertainment brands 3

LEADING LOCAL & NATIONAL AUDIO PLATFORM LOCAL, NATIONAL & NETWORK SALES NATIONAL AUDIO NETWORK 1,000+ person sales organization 8,000 affiliate stations LOCAL DIGITAL MARKETING OWNED & OPERATED SERVICES SALES RADIO STATIONS 433 stations in NATIONAL PODCAST SALES 89 markets DATA CAPABILITIES MOBILE & DIGITAL WWO ROI Guarantee Over 90 different platforms EPiC Guarantee NATIONALLY LIVE & SYNDICATED LOCAL PODCASTS 4

KEY STRATEGIC PRIORITIES ENHANCING GROWING OPTIMIZING OPERATING DIGITAL PORTFOLIO PERFORMANCE BUSINESSES Initiatives to grow Investment and M&A to achieve market share, initiatives to drive and/or expand maximize inventory growth in high leadership positions or value and improve potential digital audio divest assets in efficiency and and marketing accretive transactions effectiveness services businesses 5

FINANCIAL GOALS 1 2 3 Generate Reduce Invest in as much as net leverage to opportunities with $100 MM < 4.0x meaningful of free cash flow as quickly growth or valuation per year as possible potential 6

PRE-RELEASE OF Q4 & FULL YEAR 2018 RESULTS Q4 2018 Financial Highlights:  Net revenue of $307 – 309 mm (+4.5 to +5.2% YoY)  Adjusted EBITDA of $64 – 66 mm (+28.4 to +32.4% YoY) FY 2018 Financial Highlights:  Net revenue of $1.139 – 1.141 bn (+0.3 to +0.5% YoY)  Adjusted EBITDA of $233 – 235 mm (+6.9 to +7.8% YoY)(1) 7 (1) Percentage differential is as a result of rounding

PRE-RELEASE OF Q4 & FULL YEAR 2018 RESULTS First full year of net revenue growth in four years,  despite overall industry declines Digital growth of more than 60%, accelerating  throughout the year  Eight straight quarters of revenue market share gains(1) Adjusted EBITDA growth for the second consecutive  year, following a five-year decline  Net leverage reduction to approx. 5.2x at 12/31/18 Two portfolio optimization transactions that will  further reduce leverage 8 (1) Source: Miller Kaplan

KEY STRATEGIC PRIORITIES ENHANCING GROWING OPTIMIZING OPERATING DIGITAL PORTFOLIO PERFORMANCE BUSINESSES Initiatives to grow Investment and M&A to achieve market share, initiatives to drive and/or expand maximize inventory growth in high leadership positions or value and improve potential digital audio divest assets in efficiency and and marketing accretive transactions effectiveness services businesses 9

KEY STRATEGIC PRIORITIES

ENHANCING OPERATING PERFORMANCE

Cross-Platform Pricing & Inventory Management

WIDEORBIT

- New traffic/billing systems, business intelligence tools and revenue management function
- Ability to optimize inventory across sales channels increasing, allowing Company to respond to changes in local/national demand more dynamically

Rigorous Expense Management

- 2018 operating expense decline of ~$12 mm or ~1%(1)
- Adjusting for United States Traffic Network write-off of $4.1 mm, 2018 operating expense decline of ~$16 mm, with ~$8 mm of annualized benefit from contract rejections
- Additional expense reduction opportunities from technology-driven process streamlining

(1) Based upon midpoint Net Revenue and Adjusted EBITDA from earnings pre-release on 2/25/19

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KEY STRATEGIC PRIORITIES

GROWING DIGITAL BUSINESSES

Cumulus Radio Station Group Digital Initiatives

- CRSG digital growth of more than 45% year-over year in 2018, exceeding industry growth by more than 5x(1)
- Full-spectrum local digital marketing services platform
- EPiC Guarantee for local advertisers (launched in 4Q18)
- Streaming distribution expanded with TuneIn partnership

National Podcast Network

Exclusively represent 40+ podcasts(2)	Delivered >$12 mm in revenue in 2018	42 mm downloads per month(2)

(1) Based on Miller Kaplan reporting competitors
(2) As of January 2019

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KEY STRATEGIC Sale of Six Stations to Educational Media PRIORITIES Foundation for $103.5 mm • $5-7 mm of collective EBITDA contribution from sold stations OPTIMIZING • Expected net proceeds of $80-90 mm PORTFOLIO Swap of Stations with Entercom Communications 12

FINANCIAL GOALS 1 2 3 Generate Reduce Invest in as much as net leverage to opportunities with $100 MM < 4.0x meaningful of free cash flow as quickly growth or valuation per year as possible potential 13

SIGNIFICANT FREE CASH FLOW GENERATION Return to maintenance level of capex Expect to in 2019 of $20-25 mm per year generate as much as Low working capital requirements $100 mm of free cash flow Complicated tax profile but favorable per year over tax attributes following restructuring the next several years Potential to bolster free cash flow by monetizing non-core assets 14

PRIORITIZATION OF DELEVERAGING Utilized $50 mm of cash on hand to make a discounted, voluntary prepayment xAdjusted Coupon ($ in mm) Focused on 12/31/18 EBITDA (bps) Maturity Unrestricted cash$ 27.6 achieving ABL revolver ($50 mm)(1) - L+125-175 Aug-23 First lien term loan 1,243.3 L+450 May-22 < 4.0x Total Debt$ 1,243.3 5.3x net leverage Net Debt$ 1,215.7 5.2x target LTM 12/31/18 midpoint Adjusted EBITDA (2) $ 233.7 Proceeds from asset sales required to pay down term loan (1) $2.4 mm of capacity currently being utilized by at par, subject generally to a 12-month reinvestment right letters of credit (2) Based upon midpoint Adjusted EBITDA from 15 earnings pre-release on 2/25/19

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APPENDIX

RECONCILIATION OF NON-GAAP TERMS 18

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